Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned, Alan Irwin, Chief Executive Officer and President of Crown International, Inc./FL, a Florida corporation (the "Company"), does hereby certify, to his knowledge, that:

     The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 of the Company (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  13 August, 2004             By:  /s/  Alan Irwin
                                        -------------------------------------
                                        President, Chief Executive Officer


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